UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013

BRIDGEPOINT EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13500 Evening Creek Drive North, Suite 600, San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

(858) 668-2586
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Information.

On November 11, 2013, Bridgepoint Education, Inc. issued a press release, announcing that on November 8, 2013, Ashford University received a letter from the U.S. Department of Education formally recognizing the Accrediting Commission for Senior Colleges and Universities of the Western Association of Schools and Colleges, or WASC, as the primary accrediting agency for Ashford University. The press release also announced that the University received a letter from the Federal Student Aid School Eligibility Channel School Participation Team acknowledging that Ashford University's Application for Approval to Participate in Federal Student Aid Programs had been provisionally approved. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Bridgepoint Education, Inc. dated November 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013		Bridgepoint Education, Inc.

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Senior Vice President, Secretary and General Counsel